         SUPPLEMENT DATED SEPTEMBER 1, 2000 TO THE CURRENT PROSPECTUS
                                      OF
               MFS(R)/SUN LIFE SERIES TRUST (THE "SERIES FUND")


THIS SUPPLEMENT DESCRIBES THREE NEW SERIES OF THE SERIES FUND -- THE TECHNOLOGY SERIES, THE GLOBAL TELECOMMUNICATIONS SERIES AND THE MID CAP GROWTH SERIES -- AND SUPPLEMENTS CERTAIN INFORMATION IN THE SERIES FUND'S PROSPECTUS DATED MAY 1, 2000. THE CAPTION HEADINGS USED IN THIS SUPPLEMENT CORRESPOND WITH THE CAPTION HEADINGS USED IN THE PROSPECTUS. INFORMATION WHICH IS NOT SUPPLEMENTED APPLIES EQUALLY TO THE NEW SERIES.


  ------------------
  I  EXPENSE SUMMARY     -- BEGINNING ON PAGE 1
  ------------------

o   EXPENSE TABLE

    This table describes the expenses that you may pay when you hold shares of the series. These fees and expenses do not take into account the fees and expenses imposed under the Variable Contracts through which an investment in the series is made. The table is supplemented as follows:

    ANNUAL OPERATING EXPENSES (expenses that are deducted from the series' assets):
    ..........................................................................


                                                     GLOBAL             MID CAP
                                   TECHNOLOGY   TELECOMMUNICATIONS       GROWTH
                                     SERIES           SERIES             SERIES
                                    --------         --------           --------
Management Fee ...................   0.75%            1.00%               0.75%
Other Expenses(1) ................   0.28%            0.76%               0.67%
                                     -----           -----              -----
Total Annual Series Operating
  Expenses(1) ....................   1.03%            1.76%               1.42%
    Fee Waivers/Expense
      Reimbursement(2) ........... (0.03)%          (0.51)%             (0.42)%
                                     -----            -----              -----
    Net Expenses(1) ..............   1.00%            1.25%               1.00%


    ------
    (1) Each series has an expense offset arrangement which reduces its custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The series' expenses do not take into account these expense reductions, and therefore do not represent the actual expenses of the series.
    (2) MFS has contractually agreed to bear each series' expenses such that "Other Expenses" do not exceed 0.25% annually. This contractual arrangement will continue until at least May 1, 2001, unless modified with the consent of the board of trustees, which oversees the series.

o   EXAMPLE OF EXPENSES

    The "Example of Expenses" table is intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds.

    The example assumes that:

    o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

    o The series' operating expenses remain the same, except that the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see table above).

    The table is supplemented as follows:


    Although your actual costs may be higher or lower, under these assumptions your costs would be:
                                                             YEAR 1       YEAR 3
    ----------------------------------------------------------------------------
    Technology Series                                         $102         $325
    Global Telecommunications Series                          $127         $504
    Mid Cap Growth Series                                     $102         $408

  -----------------------
  II  RISK RETURN SUMMARY    -- BEGINNING ON PAGE 4
  -----------------------

    THIS SECTION OF THE PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:


    28:  TECHNOLOGY SERIES
    ............................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is capital appreciation. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the series' investment adviser, MFS, believes have above average growth potential and will benefit from technological advances and improvements. These companies are in fields such as:

    o Computer software and hardware

    o Semiconductors

    o Minicomputers

    o Peripheral equipment

    o Scientific instruments

    o Telecommunications

    o Pharmaceuticals

    o Environmental services

    o Chemicals

    o Synthetic materials

    o Defense and commercial electronics

    o Data storage and retrieval

    o Biotechnology

    o Health care and medical supplies.

    The series will invest in technology companies of any size including smaller, lesser known companies that are in the developing stages of their life cycle and offer the potential for accelerated earnings or revenue growth (emerging growth companies).

    MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented series (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

    The series may invest in other securities that the adviser believes offer an opportunity for capital appreciation. These securities may include fixed income securities, including lower rated bonds, when relative values make such purchases attractive. Lower rated bonds, commonly referred to as junk bonds, are bonds assigned low credit ratings by credit agencies or which are unrated and considered by MFS to be comparable to lower rated bonds.

    The series may invest in foreign securities (including emerging market securities) through which it may have exposure to foreign currencies.

    The series may also engage in short sales where the series borrows a security it does not own and then sells it in anticipation of a fall in the security's price. In a short sale, the series must replace the security it borrowed by purchasing the security at its market value at the time of replacement. The series may also engage in short sales "against the box" where the series owns or has the right to obtain, at no additional cost, the securities that are sold short.

    The series may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

    The principal risks of investing in the series are:

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Technology Companies Risks:

       > Company Risk: Companies in the technology industry face special risks.
         For example, their products may fall out of favor or become obsolete in relatively short periods of time. Also, many of their products may not become commercially successful. Therefore, investments in the stocks of technology companies can be volatile.

       > Concentration Risk: The series' investment performance will be closely tied to the performance of companies in a limited number of industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the series than on a fund with a more broadly diversified portfolio.

    o Effect of IPOs: The series may participate in the initial public offering ("IPO") market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Emerging Growth and Growth Companies Risk: Investments in emerging growth and growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. In addition, emerging growth companies often:

       > have limited product lines, markets and financial resources

       > are dependent on management by one or a few key individuals

       > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

    o Small Cap Companies Risk: Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small cap companies may be more susceptible to market declines because of their limited product lines, financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC- listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price.

    o Short Sales Risk: The series will suffer a loss if it sells a security short and the value of the security rises rather than falls. Because the series must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss may be greater for a short sale than for a short sale "against the box" and is potentially unlimited.

    o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       > Foreign markets may be less liquid and more volatile than U.S. markets.

       > Foreign securities often trade in currencies other than the U.S.
         dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

       > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

       > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Fixed Income Securities Risk:

       > Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

       > Maturity Risk: This interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

       > Credit Risk: The series is subject to the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.

       > Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Lower Rated Bonds Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher risk that the issuer will default on payments of principal and interest than higher rated bonds.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Active or Frequent Trading Risk: The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

    An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the series had not commenced investment operations as of December 31, 1999.

    29:  GLOBAL TELECOMMUNICATIONS SERIES
    ............................................................................


o   INVESTMENT OBJECTIVE

    The series' investment objective is to achieve long-term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES


    The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of telecommunications companies from at least three countries, including the U.S. Telecommunications companies are broadly defined to include companies involved in the development, manufacturing, sale or servicing of telecommunications equipment or services. For example, telecommunications companies may include:


    o issuers in the telephone, wireless communications (including cellular telephone, microwave and satellite communications, paging and other emerging wireless technologies), broadcasting, cable, computer, electronic components, and networking industries;

    o issuers involved in the creation and distribution of content, including media, entertainment, communications, software, publishing, information systems and data generation companies; and

    o issuers in other telecommunications related industries including companies involved in the support and development of the telecommunications infrastructure.

      Consistent with its investment objective, the series may also invest in debt securities, including lower rated securities (i.e. "junk bonds"), and short-term debt securities of governments, supranational agencies and other corporations. The series' investments are not subject to any geographical limitation and may include securities of issuers in emerging market countries. The series' securities may be traded in the over-the-counter markets.

      The series focuses on companies of any size that the series' investment adviser, MFS, believes have above average long-term growth potential or are undervalued in the market relative to their long term potential (securities with low price-to-book, price-to-sales and/or price-to-earnings ratios). MFS looks particularly for companies which demonstrate:

    o above average earnings growth over a sustained period of time;

    o a strong franchise, strong cash flows and a recurring revenue stream;

    o a solid industry position, where there is:

       > potential for high profit margins; and

       > substantial barriers to new entry in the industry;

    o a strong management team with a clearly defined strategy; and

    o a catalyst that may accelerate growth.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash-flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers. The series may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

      The series may engage in active and frequent trading to achieve its principal investment strategies.

o   PRINCIPAL RISKS

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Telecommunications Sector Risk: The value of securities of telecommunications companies is particularly vulnerable to rapidly changing technology, relatively high risks of obsolescence caused by technological advances, and intense competition. For these and other reasons, securities of telecommunications companies may be more volatile than the overall market. The telecommunications sector is subject to certain pro-competitive governmental policies and government regulation of rates and services that may be offered, and changes in these regulations may adversely affect the value of the telecommunications company securities held by the series. In addition, because the series will invest a substantial amount of its assets in the telecommunications sector, it assumes the risk that financial, regulatory, business, economic and political conditions affecting this sector will have a significant impact on its investment performance. The series' investment performance may also be more volatile because it concentrates its investments in a single sector.

    o Industry Concentration Risk: Because the series will invest a substantial amount of its assets in issuers located in a group of related industries (the telecommunications sector), it assumes the risk that financial, regulatory, business, economic and political conditions affecting these industries will have a significant impact on its investment performance. The series' investment performance may also be more volatile because it concentrates its investments in a single sector.

    o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified series.

    o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       > Foreign markets may be less liquid and more volatile than U.S. markets.

       > Foreign securities often trade in currencies other than the U.S.
         dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

       > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

       > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Geographic Focus Risk: Because the series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

    o Growth Companies Risk: Prices of growth company securities held by the series may fall to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

    o Undervalued Securities Risk: The series may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

    o Effect of IPOs: The series may participate in the initial public offering ("IPO") market, and a significant portion of the series' returns may be attributable to its investment in IPO's which may have a magnified investment performance impact during the periods when the series has a small asset base. Like any past performance, there is no assurance that, as the series' assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks and fixed income securities trade less frequently and in smaller volume than exchange-listed securities. The values of OTC stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in purchasing or selling these securities at a fair price. OTC fixed income securities are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Active or Frequent Trading Risk: The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the series' performance.

    o Fixed Income Securities Risk:

       > Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

       > Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

       > Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

       > Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

    o Lower Rated Bonds Risk:

       > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

       > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o As with any mutual fund, you could lose money on your investment in the series.

      An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table are not included because the series had not commenced investment operations as of December 31, 1999.

    30:  MID CAP GROWTH SERIES
    ............................................................................

o   INVESTMENT OBJECTIVE

    The series' investment objective is long-term growth of capital. The series' objective may be changed without shareholder approval.

o   PRINCIPAL INVESTMENT POLICIES

    The series invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations which the series' investment adviser, MFS, believes have above-average growth potential.

      Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap(TM) Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the series' 65% investment policy. As of July 31, 2000, the top of the Russell Midcap(TM) Growth Index range was $13 billion. The series' investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

      MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented series (such as the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

      The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers.

      The series may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

      The series may engage in active and frequent trading to achieve its principal investment policies.

o   PRINCIPAL RISKS OF AN INVESTMENT

    The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

      The principal risks of investing in the series are:

    o Mid-Cap Growth Company Risk: Prices of growth company securities held by the series may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

       > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

       > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

       > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

       > Foreign markets may be less liquid and more volatile than U.S. markets.

       > Foreign securities often trade in currencies other than the U.S.
         dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in, the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters the contract may fail to perform its obligations to the series.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Investments in emerging markets securities involve all of the risks of investments in foreign securities, and also have additional risks:

       > All of the risks of investing in foreign securities are heightened by investing in emerging markets countries.

       > The markets of emerging markets countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

    o Non-Diversified Status Risk: Because the series may invest its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified series.

    o Active or Frequent Trading Risk. The series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the series' performance.

    o As with any mutual fund, you could lose money on your investment in the series.

      An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o   BAR CHART AND PERFORMANCE TABLE

      The bar chart and performance table are not included because the series had not commenced investment operations as of December 31, 1999.

  --------------------------------------------
  III  CERTAIN INVESTMENT STRATEGIES AND RISKS   -- BEGINNING ON PAGE 86
  --------------------------------------------

    The series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this Supplement. The types of securities and investment techniques and practices in which the series may engage are identified in Appendix A to this Supplement, and are discussed, together with their risks, in the series' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting Sun Life Assurance Company of Canada (U.S.) Retirement Products and Services Division (see the back cover of the prospectus for the address and phone number).

  ----------------------------
  IV  MANAGEMENT OF THE SERIES   -- BEGINNING ON PAGE 87
  ----------------------------

o   INVESTMENT ADVISER

    Massachusetts Financial Services Company is the series' investment adviser, and is described in the prospectus.

o   PORTFOLIO MANAGERS

    This section is supplemented as follows:

SERIES                                           PORTFOLIO MANAGERS
------                                           ------------------

Technology Series                   The series' portfolio manager is David
                                    Sette-Ducatti, a Vice President of MFS. Mr.
                                    Sette-Ducatti has been employed in the
                                    investment management area of MFS since 1995 and has been the manager of the series since inception.

Global Telecommunications Series    The series' portfolio manager is John E.
                                    Lathrop, a Vice President of MFS. Mr.
                                    Lathrop has been employed in the investment management area of MFS since 1994 and has been the manager of the series since inception.


Mid Cap Growth Series               The series' portfolio manager is Mark Regan,
                                    a Senior Vice President of MFS. Mr. Regan has been employed in the investment management area of MFS since 1989 and has been the manager of the series since inception.

  ----------
  APPENDIX A
  ----------

o   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the series may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are described, together with their risks, in the Risk Return Summary of this Supplement. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


    INVESTMENT TECHNIQUES/PRACTICES
    ............................................................................
    SYMBOLS          x  permitted          -- not permitted
    ----------------------------------------------------------------------------
                                                           GLOBAL
                                                            TELE-        MID CAP
                                            TECHNOLOGY  COMMUNICATIONS  GROWTH
                                              SERIES       SERIES        SERIES
                                              ------       ------        ------
Debt Securities
  Asset-Backed Securities
    Collateralized Mortgage Obligations
      and Multiclass Pass-Through Securities    --           --             --
    Corporate Asset-Backed Securities           --           x              --
    Mortgage Pass-Through Securities            x            x              --
    Stripped Mortgage-Backed Securities         --           --             --
  Corporate Securities                          x            x              x
  Loans and Other Direct Indebtedness           --           x              --
  Lower Rated Bonds                             x            x              x
  Municipal Bonds                               --           --             --
  Speculative Bonds                             x            x              x
  U.S. Government Securities                    x            x              x
  Variable and Floating Rate Obligations        --           x              x
  Zero Coupon Bonds, Deferred Interest
Bonds and PIK Bonds                             --           x              x
Equity Securities                               x            x              x
Foreign Securities Exposure
  Brady Bonds                                   --           x              --
  Depositary Receipts                           x            x              x
  Dollar-Denominated Foreign Debt
    Securities                                  x            x              --
  Emerging Markets                              x            x              x
  Foreign Securities                            x            x              x
Forward Contracts                               x            x              x
Futures Contracts                               x            x              x
Indexed Securities/Structured Products          x            --             --
Inverse Floating Rate Obligations               --           --             --
Investment in Other Investment Companies
  Open-End Funds                                x            x              x
  Closed-End Funds                              x            x              x
Lending of Portfolio Securities                 x            x              x
Leveraging Transactions
  Bank Borrowings                               --           --             --
  Mortgage "Dollar-Roll" Transactions           --           --             --
  Reverse Repurchase Agreements                 --           --             --
Options
  Options on Foreign Currencies                 x            x              x
  Options on Futures Contracts                  x            x              x
  Options on Securities                         x            x              x
  Options on Stock Indices                      x            x              x
  Reset Options                                 x            --             --
  "Yield Curve" Options                         x            --             --
Repurchase Agreements                           x            x              x
Restricted Securities                           x            x              x
Short Sales                                     x            --             x
Short Sales Against the Box                     x            x              x
Short Term Instruments                          x            x              x
Swaps and Related Derivative Instruments        x            x              --
Temporary Borrowings                            x            x              x
Temporary Defensive Positions                   x            x              x
Warrants                                        x            x              x
"When-Issued" Securities                        x            x              x


              THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2000.

                                                          SUN-16TGMC 9/00 645M

   SUPPLEMENT DATED SEPTEMBER 1, 2000 TO THE CURRENT STATEMENT OF ADDITIONAL
                                   INFORMATION
                                       OF
                MFS(R)/SUN LIFE SERIES TRUST (THE "SERIES FUND")


THIS SUPPLEMENT DESCRIBES THREE NEW SERIES OF THE SERIES FUND -- THE TECHNOLOGY SERIES, THE GLOBAL TELECOMMUNICATIONS SERIES AND THE MID CAP GROWTH SERIES -- AND SUPPLEMENTS CERTAIN INFORMATION IN THE SERIES FUND'S STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2000. THE CAPTION HEADINGS USED IN THIS SUPPLEMENT CORRESPOND WITH THE CAPTION HEADINGS USED IN THE STATEMENT OF ADDITIONAL INFORMATION. INFORMATION WHICH IS NOT SUPPLEMENTED APPLIES EQUALLY TO THE NEW SERIES.


1. DEFINITIONS -- PAGE 3

    This section is supplemented as follows:

        The number "30" replaces the number "27" at the end of the first paragraph.

    The following item is added at the end of the list of investment options:


        "28. Technology Series

         29. Global Telecommunications Series


         30. Mid Cap Growth Series"

2. INVESTMENT TECHNIQUES, PRACTICES AND RISKS -- BEGINNING ON PAGE 4

    This section is supplemented by adding the following disclosure at the end of the section on page 5:


        "26. TECHNOLOGY SERIES

Foreign Securities (including
  Emerging Market Securities): ..........  50%

Lower Rated Bonds: ......................  30%

Securities Lending: .....................  30%

Short Sales: ............................  40%

         27. GLOBAL TELECOMMUNICATIONS SERIES

Lower Rated Bonds: ......................  up to but not including 20%


Emerging Markets Securities
  and Brady Bonds: ......................  up to but not including 20%

Securities Lending: .....................  30%

         28. MID CAP GROWTH SERIES

Foreign Securities: .....................  up to but not including 20%

Lower Rated Bonds: ......................  10%

Securities Lending: .....................  30%"

3. INVESTMENT RESTRICTIONS -- BEGINNING ON PAGE 5

    This section is supplemented by adding the following disclosure at the end of the section on page 12:


        "(16) INVESTMENT RESTRICTIONS THAT APPLY ONLY TO THE TECHNOLOGY SERIES, THE GLOBAL TELECOMMUNICATIONS SERIES AND THE MID CAP GROWTH SERIES:

    The Technology Series, the Global Telecommunications Series and the Mid Cap Growth Series may not:


      (1) Borrow amounts in excess of 33 1/3% of its assets including amounts borrowed.

      (2) Underwrite securities issued by other persons except insofar as the Series may technically be deemed an underwriter under the Securities Act of 1933 ("1933 Act") in selling a portfolio security.

      (3) Issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options, Options on Stock Indices and Options on Foreign Currencies), short sale, Forward Contracts, Futures Contracts, any other type of futures contract, and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security.

      (4) Make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of the Series" assets in repurchase agreements shall not be considered the making of a loan.

      (5) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) in the ordinary course of its business. The Series reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currency and any other type of option, Futures Contracts, any other type of futures contract, and Forward Contracts) acquired as a result of the ownership of securities.

In addition, each Series has the following non-fundamental policies which may be changed without shareholder approval.


The Series will not:


      (1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Series" net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Series" limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Series" Board of Trustees (or its delegee), will not be subject to this 15% limitation.

      (2)  Invest for the purpose of exercising control or management.


        (17) INVESTMENT RESTRICTION THAT APPLIES ONLY TO THE TECHNOLOGY SERIES AND THE MID CAP GROWTH SERIES:

The Series may not:

      (1) Purchase any securities of an issuer of a particular industry, if as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations)."

        (18) INVESTMENT RESTRICTION THAT APPLIES ONLY TO THE GLOBAL TELECOMMUNICATIONS SERIES:

The Series may not:

      (1) Invest 25% or more of the market value of its total assets in securities of issuers in any one industry (excluding obligations of the U.S. Government and repurchase agreements collateralized by obligations of the U.S. Government), except that the Series will invest at least 25% of its total assets in a group of related telecommunications industries.

              THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 1, 2000.

                                                         SUN-16SAI 9/00 1M